Exhibit 99.1
Addressing Bioenergy Barriers in BC Workshop May 12, 2010

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this presentation contains statements that are forward-looking, such as statements relating to results of operations and financial conditions and business development activities, as well as capital spending and financing sources. Such forward- looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of Mercer. For more information regarding these risks and uncertainties, review Mercer's filings with the United States Securities and Exchange Commission. Forward Looking Statements

Mercer conducts operations through three subsidiaries; two in Germany and one in Canada Mercer operates two of the worlds most modern and the only two NBSK pulp mills in Germany - Europe's largest market for NBSK pulp - and one of North America's largest and most modern pulp mills Corporate Overview Rosenthal (Germany) Celgar (British Columbia) Stendal (1) (Germany) 74.9% 100% 100% (1) Pro forma installation of second turbine in Q4 2010 500,000 ADMT 100 MW Capacity (2) 330,000 ADMT 57 MW Capacity 645,000 ADMT 102 MW Capacity

World Class Assets Mercer operates world-class mills which are some of the largest and most modern in the world Relative age and production capacity provide a competitive advantage Note: Bubble sizes represent market and integrated pulp productions Source: Jaakko Poyry Low production costs Low maintenance capital requirements High runability / efficiency State-of-the-art environmental compliance All facilities are net energy producers X axis Company Comment Botnia Size 1 Sodra Size 2 Mercer Size 3 Ilim Pulp Size 4 Weyerhaeuser Size 5 Canfor Size 6 UPM Size 7 West Fraser Size 8 Billerud Size 9 Tembec Size 10 Stora Enso Size 11 Domtar Size 12 Howe Sound Size 13 SCA Size 14 M-real Size 15 Heinzel Size 16 SFK Pulp Size 17 Clearwater Size 18 AbitibiBowater Size 19 International Paper Size 20 Dots for lines W. Avg Cap 30 Horisontal line 370 0 0 Horisontal line 370 0 20.1 Vertical Line 800 0 20.1 Vertical Line 0 0 Units 13.1 Botnia 531.1 1865 17.7 Sodra 407.1 1455 11 Mercer 504 1420 25.3 Ilim Pulp 549.9 995 19.6 Weyerhaeuser 333.9 980 26.6 Canfor 493.6 900 14.4 UPM 435.1 870 23.4 West Fraser 345.1 690 20.5 Billerud 241.6 645 23.7 Tembec 244.2 590 24 Stora Enso 295.1 525 21.4 Domtar 268 490 20.3 Howe Sound 435 435 12.7 SCA 420 420 27.5 M-real 380 380 13.5 Heinzel 375 375 28.3 SFK Pulp 375 375 25.9 Potlatch 365 365 25.9 AbitibiBowater 172.5 345 23.7 International Paper 124.6 335 Technical Age (Years) Weighted Average Technical Age 20.1 years Weighted Average Mill Capacity (000 mt/a) Weighted Average Capacity 370,000 t/a Q409 STRONG Sodra Weyerhaeuser Tembec SCA W. Fraser Ilim Domtar Mercer Canfor Pulp Botnia UPM Howe Sound Heinzel Billerud IP Stora Enso Clearwater AbitibiBowater SFK M-real WEAK

Mercer Bio-Energy Profile Mercer continues to have significant incremental opportunities for increased green energy output beyond the Celgar Green Energy Project In modern kraft mills, significant amounts of surplus energy is produced Pulp production and energy production are positively correlated; more pulp being made means more power is generated, By Q3-2010, Mercer will have an installed generating capacity of 259 MW 1.30 million tonnes Pulp Production 1.43 million tonnes Pulp Production 1.40 million tonnes Pulp Production 2008 2007 2006 With Celgar Green Energy Project Future 2009 1.40 million tonnes Pulp Production

Bioenergy in British Columbia Background Information Value of Cogeneration - Combined Heat and Power (CHP) Understanding A Kraft Pulp Mill's Production Processes Fibre/Fuel Challenges In order to better understand our analysis and perspectives, the following slides provide background information on these three concepts

Biomass Cogeneration, supplying both electricity and heat to an industrial site or community, will use 30 - 40 % less primary fuel than conventional generation. This can represent a reduction of CO2 emissions of up to 50% Value of Cogeneration - Combined Heat and Power 50 50 ELECTRICITY HEAT AND LINE LOSSES 95 9 BOILER EFFICIENCY LOSSES PROCESS HEAT POWER STATION FUEL 130 35 35 COGEN FUEL 189 100 CONVENTIONAL SEPARATE GENERATION COMBINED HEAT AND POWER GENERATION 59 ELECTRICITY ENERGY USER BOILER FUEL PROCESS HEAT 15 CHP EFFICIENCY LOSSES CO2 CO 2 189 Units of fuel creates 85 units of useful energy VERSUS 100 Units of fuel creates 85 units of useful energy

Provides the most efficient use of the biomass resource by increasing thermal efficiency from 40% to 85%, eliminating waste Reduces GHG emissions by up to 50% Reduces transmission and distribution losses Jurisdictions such as Europe have long recognized the importance of CHP by only allowing generation projects that use CHP and by providing financial incentives for new projects that use CHP and have efficiency above 75% Cogeneration - Combined Heat and Power (CHP)

Wood Chips Washed pulp Wet Pulp Bleached pulp Market Pulp Black Liquor Green Liquor Steam Green Electricity Digester White Liquor Recovery Boiler Recaust. Plant Washer Bleaching Plant Pulp Machine Turbo Generator Green Energy System Kraft Pulp System Understanding A Kraft Pulp Mill's Production Processes A modern kraft pulp mill is a large scale biorefinery that produces both pulp and excess green energy. These mills have the necessary expertise, infrastructure and potential to be future large scale producers of biomass based transportation fuels and specialty chemicals Future potential specialty chemicals and transportation biofuels

Kraft pulp mills are already the largest producers of Biomass Energy As more jurisdictions pay premiums for green biofuels and electricity, pulp mills have more incentive to increase green production and unlock unrealized value from existing assets Use of cogeneration is far more efficient than a stand alone power plant Infrastructure, systems and personnel are already in place Scalability provides for low energy conversion costs Future opportunities exist to extract additional green products out of the kraft pulp process in addition to existing green chemicals Biomass methanol and other green biofuels Green turpentine, tall oil and other specialty chemicals Pulp Transition to Bioenergy Economics Bioenergy opportunity for NBSK producers

Fibre / Fuel Challenges - A Policy Conundrum Background The BC Pulp & Paper Industry has always been a consumer of sawmill bark waste, sawdust, sawmill chips and a small amount of standing timber This biomass converts into approximately 7 million tonnes of pulp and paper and 123 million GJ of fuel, which then gets converted into heat and electricity This makes BC one of the largest bioenergy producers in the world Wood sources for the BC P&P are all market based, with supply and demand driving wood prices The majority of the electricity generated by BC Pulp Industry (3,500 GWh annually) is currently locked in at heritage rates of C$30/MWh Cumulative volume of biomass 0% 100% Low Cost Low Volume High Cost High Volume Biomass Cost/Volume Continuum Not Used Currently Used Low Cost High Cost

Fibre / Fuel Challenges - A Policy Conundrum Cumulative volume of biomass 0% 100% Low Cost Low Volume High Cost High Volume Biomass Cost/Volume Continuum Not Used Currently Used Low Cost High Cost Market Distortions from Existing Policy European subsidies for pellets have allowed producers in BC to be able to outbid existing biomass users in BC because there is a BC policy that does not allow for the revaluation of existing power generation Result: No net Carbon improvements as biomass is simply shifted to different jurisdictions, putting existing BC biomass power plants at risk of curtailment or shutdown Logging residues and standing timber are tremendous resources for creating green energy that are currently underutilized in BC. How can BC expect to maintain a market based system for wood if policies are created which incent new users, but ignore existing industrial users?

Policy must create an environment that will provide the following: Since the biomass supply is market based, the incentives (electricity pricing) to increase usage must apply equally to both existing and new entrants. Policy must make price incentives as widely available as the market based supply Current Affordability Affordability with Incentive Current Biomass Fuel Consumption Consumption with Incentive Sawmill Hog Roadside Debris Simplified Heat & Electricity Biomass Volume Continuum Biomass Fuel Cost Biomass Fuel Volume Standing Timber Fiber supply certainty for new entrants to allow for large capital investments Allow existing biomass users to compete in the market for biomass To simplify the BC Discussion, lets not include biomass used in the manufacturing of pulp and paper in BC and just look at the spectrum of wood that is used in BC to generate heat and electricity Fibre / Fuel Challenges - A Policy Conundrum

Historical Perspective - 2005 Celgar acquired by Mercer for US $210 million plus US$ 16 million acquired working capital Celgar at the time: Was a modern mill built in 1993 for C$850 million Had a Pulp capacity of 430,000 ADMT Had a Biomass Electricity Generation capacity of 52 MW Produced 271 GWh of Electricity Required 770,000 GJ of natural gas for use in boilers. Recovery boiler steam made up over 90% of Celgar's steam requirements A small power boiler made up less than 10% of Celgar's steam requirements and it only consumed onsite hog fuel. Celgar Green Energy Project

Historical Perspective - 2005 Mercer upon acquisition implemented a $28 million capital project designed to: Increase Pulp and Black Liquor Production Improve thermal efficiency Reduce natural gas usage Increase Electricity Generation This project in addition to the highly accretive benefits was intended to create significant surpluses of high and low pressure steam which would set the stage for a condensing turbine project Celgar Green Energy Project

Review of Results from First Step: Pulp capacity was increased by 70,000 ADMT's to 500,000 ADMTs Natural Gas usage for thermal use was reduced by half or over 300,000 GJ Electricity Generation increased by over 100 GWh to 374 GWh from the existing generator. Energy Co-Product assets were maximized Celgar became first NBSK mill in BC that could supply all of its heat and electricity needs from Black Liquor without requiring supplemental hog fuel. Celgar Green Energy Project All objectives of the First Step were achieved including the creation of significant volumes of surplus steam setting the Stage for the Next Step.

Celgar Green Energy Project Development of the Celgar Green Energy Project began in 2007 A number of Project Scenarios were analyzed, one key variable for consideration was: Biomass Fuel Risk: Impacted the size of Celgar's project The current power boiler, historically had operated utilizing only hog sourced from Celgar's woodroom. The power boiler upgrade will result in incremental hog requirements equivalent to the hog output of 1 medium sized sawmill. Currently supply and demand principles dictate that any increases to consumption of Biomass in BC creates fuel and supply risk for new and existing Bio-energy Producers

Celgar Green Energy Project Transformation at Celgar - Green Energy Project The C$55 million Celgar Green Energy Project involved: The Installation of a 48 MW condensing turbine bringing Celgar's installed generating capacity to 100 MW A series of steam saving projects to further reduce pulp mill steam use by 12% An upgrade to a small power boiler increasing its steam production Utilizing surplus black liquor energy that was created as a result of previous optimization Leveraging Celgar's existing generation assets A notable difference with the Celgar Green Energy Project was it was initiated without a BC Hydro Contract in place as there were other options for receiving value for Biomass based generation in the export market place - ultimately Celgar's output was contracted to BC Hydro

Celgar Green Energy Project The Green Energy Project had the following benefits: Over 238 GWh in increased electricity generation increasing Celgar's generation output to almost 600 GWh Further reductions in natural gas use Reduced GHG emissions 75% reduction in sulphur dioxide emissions Reduced community odour and noise

Celgar Bioenergy Profile 2007 With Celgar Green Energy Project The installed generating facilities at Celgar will have the potential for further optimization projects increasing generation by several hundred GWh Future 238,000 MWh/year of renewable power will be supplied to BC Hydro 2009 467,000 tonnes Pulp Production 2004 476,000 tonnes Pulp Production 434,000 tonnes Pulp Production Full Potential Celgar's full generating potential

Several barriers exist in the development of bioenergy production in BC's forest products sector Sector is the most important producer and user of bioenergy, but investment capital is limited and bioenergy production is more expensive than other conventional energy sources Hydro electricity, natural gas, oil, etc. Cyclicality of forest products markets increases risk of bioenergy projects as they are predicated on long term security of low cost residual fibre inputs Increasing prominence of lower value added pellet producers and independent power producers is increasing demand for this fibre, driving up its price Barriers to Bioenergy Development